SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 28, 2004
                                   ZONES, INC.
             (Exact name of Registrant as Specified in its Charter)


          WASHINGTON                    0-28488                 91-1431894
(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation or organization)     File Number)        Identification Number)






          1102 15th Street SW, Suite 102, Auburn, Washington 98001-6509
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (253) 205-3000






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

Item 5.  Other Event.

Zones, Inc. announced that it had reached a final settlement with the Washington State Department of Revenue with respect to its state tax audit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1, Press Release dated January 28, 2004, announcing the settlement with the Washington State Department of Revenue.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ZONES, INC.


Dated:  January 28, 2004                      /s/ RONALD P. MCFADDEN

                                              By:  Ronald P. McFadden
                                              Its: Secretary and Chief Financial
                                                   Officer




                                  EXHIBIT INDEX


EXHIBIT No.      DESCRIPTION
-----------      -----------

   99.1          Press Release, dated January 28, 2004